Putnam
Pennsylvania
Tax Exempt
Income Fund

ANNUAL REPORT
May 31, 1997

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Fund highlights

* Morningstar, an independent rating agency, gave the fund's class A shares a ranking of 4 stars for overall performance as of June 30, 1997 (based on the fund's average annual returns for the 3- and 5-year periods). 22.5% of the funds in the municipal category received
  4 stars.*

* "Depending on your tax bracket, municipal bonds may offer juicier after-tax yields than Treasuries of comparable maturities."

                                                --  Money, June 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

19 Financial statements

* Morningstar ratings reflect risk-adjusted performance through 6/30/97 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in exess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treaury bill returns. The one-year rating is calculated using the same methodology, but it is not a component of the overall rating. For the 3-year and 5-year performance, the fund received 3 stars and 4 stars, respectively. There were 1,315, 640 municipal bond funds rated. 10% of the funds in an investment category receive 5 stars; 22.5% receive 4; 35% receive 3 stars. Performance of other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]
[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Pennsylvania Tax Exempt Income Fund began fiscal 1997 on a hopeful, yet cautious note in June 1996 after a somewhat tumultuous year for the municipal bond market. The hope was warranted, as the market rallied in the fall. The caution was also justified, for the rally ended abruptly in late winter, cut short by investor worries that inflation and interest rates would both rise in the wake of an economy still growing too fast.

From the vantage point of the fiscal year's close on May 31, 1997, we can see that the volatility, while somewhat nerve-racking for many investors, was unusually low by historical standards. By spring, even the Federal Reserve Board's increase in the federal funds rate in late March, the source of considerable earlier anxiety, caused little stir.

It is in these contexts that Fund Manager Howard Manning discusses your fund's performance for the year just past and his view of its prospects for the year ahead. His report begins on the following page.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Howard K. Manning

Putnam Pennsylvania Tax Exempt Income Fund ended fiscal 1997 on an upbeat note, benefiting from positive supply/demand trends, the narrowing of credit spreads, and the strength of its position in hospital bonds from around the Keystone State. For the 12 months ended May 31, 1997, the fund's class A shares provided a total return of 7.94% at net asset value and 2.84% at public offering price. The fund's competitive benchmark, the Lehman Brothers Municipal Bond Index, posted an 8.29% return for the same period. Results for class B and class M shares and performance details for longer periods can be found on pages 9 through 11.

* MARKET CHARACTERIZED BY ABNORMALLY LOW VOLATILITY

Compared with its experience in other years in the not-too-distant past, the municipal bond market was characterized by abnormally low volatility in all dimensions during fiscal 1997. This covers not only interest-rate movements, but changes in bond spreads as well. Even the Federal Reserve Board's quarter point increase in the federal funds rate in late March was virtually a non-event, primarily because the long-awaited rise had already been priced into the market. Throughout the period, interest rates moved up and down in a relatively narrow trading range with the 30-year Aaa municipal bond falling from 5.82% to 5.47%. This modest drop produced similarly modest appreciation in net asset value while keeping dividends at an attractive level.

At its May policy-setting meeting, the Fed once again evaluated the economy's strength, but took no action on interest rates. The municipal bond market reaction appeared subdued, but bond prices did respond favorably. Until there is more conclusive evidence of inflation, we believe the bond markets will continue to show some uncertainty while they await further Fed action.

A well-balanced supply/demand relationship has also helped the municipal bond market move slightly upward. Supply is running slightly below the pace of one year ago, while demand -- from individual investors and insurance companies -- has remained steady. This favorable combination has helped enable municipals to outperform Treasuries over the past year.

Amidst robust economic growth, and with yields on long-term municipal bonds near historic lows, we have adopted a defensive strategy toward managing your fund. This means moving toward a slightly shorter duration and placing an emphasis on premium bonds. Shorter durations can help preserve portfolio value as interest rates rise. Longer durations can mean a more volatile net asset value if rates change, but also one more likely to appreciate substantially if rates decline. Premium bonds sell at prices above par, carry higher coupons, and tend to be more stable in price when interest rates are rising.

* PORTFOLIO SHIFTS FAVOR Baa-RATED BONDS AND SHORTER DURATION

When interest rates are low, the economy is strong and there are no signs of inflation, bond investors are often more comfortable with higher-risk investments. This, coupled with little net new issuance of lower-rated, higher-yielding bonds, has produced increased demand for these bonds. In such an environment, the gap between yields of low-rated versus higher-rated securities often narrows. That explains why the continued tightening of quality spreads between higher- and lower-quality bonds became one of the defining events of your fund's fiscal year. In fact, Baa-rated municipal bonds were the top performing securities for the period, followed by A-rated bonds.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Healthcare              19.6%

Education               19.2%

Water & sewer           13.4%

Utilities                5.8%

Transportation           5.6%

Footnote reads:
*Based on net assets as of 5/31/97. Holdings will vary over time.

As more investors opt for lower-rated, higher-yielding bonds, their prices appreciate. Conversely, demand for -- and prices of -- Aaa-rated and insured bonds generally softens. The fund's A-rated and Baa-rated bonds made up 38.2% of the fund's market value at period's end, up from 27% a year earlier. At period's end, the portfolio has an average quality rating of Aa, with 56.2% of its holdings rated Aaa.

After the market's positive performance during the summer and fall of 1996, we saw signs of overvaluation. To preserve the value of the fund's portfolio, we took steps to reduce its effective duration, which decreased from 7.46 years to 6.45 years by the end of the period. We achieved this by repositioning the portfolio away from a barbell structure, which concentrates holdings at both the short-term and long-term ends of the yield curve, to a bulleted structure, which emphasizes bonds clustered in a rather narrow range along the yield curve. In this case, we are concentrating on the 9- to 15-year maturity range, which we consider the best current value.

* CAPTURING REFUNDING AND UPGRADE POTENTIAL IN HEALTH-CARE MARKET

Health-care investments have traditionally played a important role in your fund's performance. This sector rose to 19.6% of the fund's net assets by period's end, the result of the increased weighting of hospital bonds -- many of which are Baa-rated. Jeanes Hospital and Philadelphia Graduate Hospital are two holdings added during the period.

The merger activity generated by for-profit hospitals acquiring not-for-profit hospitals has quieted somewhat. However, McKeesport Hospital, a fund holding, may benefit from a merger with a major health-care provider in Pittsburgh.



[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A   --  7.8%

Aa  --  1.7%

Aaa -- 56.2%

B   --  0.2%

Ba  --  3.7%

Baa -- 30.4%

Footnote reads:
*As a percentage of market value as of 5/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Another holding, issued by Moses Taylor Hospital, was prerefunded just before the close of the fiscal year. Prerefunding occurs when an issuer raises money to pay off a specific bond in advance and invests the funds in a U.S. government bond that matures at the bond's maturity date. This often results in a credit upgrade to an Aaa rating and can substantially boost the bond's price. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* DEFENSIVE STRATEGIES SHOULD REMAIN IN PLACE

Looking ahead, we consider continuation of the market's current low volatility to be an unrealistic expectation. In fact, unless the economy shows more convincing signs of a slowdown, we believe there is a strong possibility of another Fed tightening this summer. However, investors should not let a small rise in interest rates keep them from investing in municipal bonds. Municipals still represent good after-tax value against taxable investments for most investors and provide an excellent way to diversify a stock-heavy portfolio.

As steady economic growth continues, we will maintain a defensive portfolio that emphasizes high current income and price stability. This should serve the funds well if rates move up. Our large, highly experienced staff of research analysts will concentrate on trying to identify undervalued issues, particularly of A-rated and Baa-rated bonds, to seek to generate an attractive and competitive income for the fund. In this environment, attention to credit and sector selection becomes especially important in providing stability, steady income, and liquidity.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Pennsylvania Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/97

                                Class A         Class B         Class M
 (inception date)              (7/21/89)       (7/15/93)       (7/3/95)
                             NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year                       7.94%   2.84%   7.24%   2.24%   7.61%   4.06%
------------------------------------------------------------------------------
5 years                     40.78   34.08   35.49   33.49   38.60   34.09
Annual average               7.08    6.04    6.26    5.95    6.75    6.04
------------------------------------------------------------------------------
Life of fund                79.01   70.59   68.10   68.10   73.53   67.94
Annual average               7.69    7.03    6.83    6.83    7.26    6.82
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97

                                         Lehman Bros.    Consumer
                                        Municipal Bond     Price
                                            Index          Index
------------------------------------------------------------------------------
1 year                                       8.29%         2.23%
------------------------------------------------------------------------------
5 years                                     41.80         14.60
Annual average                               7.24          2.76
------------------------------------------------------------------------------
Life of fund                                79.06         28.70
Annual average                               7.72          3.27
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares. One and five year and life of fund returns for class B shares reflect the applicable contingent deferred sales charges (CDSC), which is 5% in the first year, declines each year to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/21/89

              Fund's Class  Lehman Bros.  Consumer
               A shares      Municipal      Price
    Date        at POP      Bond Index      Index
   -------      ------        ------       ------
   7/21/89       9,530        10,000       10,000
   5/31/90       9,944        10,446       10,386
   5/31/91      10,823        11,499       10,900
   5/31/92      12,256        12,628       11,230
   5/31/93      13,739        14,139       11,592
   5/31/94      13,911        14,488       11,857
   5/31/95      15,124        15,812       12,235
   5/31/96      15,858        16,534       12,588
   5/31/97      17,059        17,906       12,870

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,810 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,353 ($16,794 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/97

                            Class A       Class B      Class M
-------------------------------------------------------------------------
Distributions (number)         12           12            12
-------------------------------------------------------------------------
Income                     $0.495024     $0.434387      $0.467296
-------------------------------------------------------------------------
Capital gains1
-------------------------------------------------------------------------
Long-term                      0.065         0.065          0.065
-------------------------------------------------------------------------
Short-term                     0.013         0.013          0.013
-------------------------------------------------------------------------
     Total                 $0.573024     $0.512387      $0.545296
-------------------------------------------------------------------------
Share value:                NAV     POP       NAV         NAV     POP
-------------------------------------------------------------------------
05/31/96                   $9.08   $9.53     $9.07      $9.09   $9.40
-------------------------------------------------------------------------
05/31/97                    9.21    9.67      9.20       9.22    9.53
-------------------------------------------------------------------------
Current return
(end of period)
-------------------------------------------------------------------------
Current dividend rate2      5.39%   5.13%     4.74%      5.09%   4.92%
-------------------------------------------------------------------------
Taxable equivalent3         9.18    8.74      8.07       8.67    8.38
-------------------------------------------------------------------------
Current 30-day SEC yield4   5.31    5.05      4.65       5.00    4.84
-------------------------------------------------------------------------
Taxable equivalent3         9.04    8.60      7.92       8.52    8.24
-------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 41.29% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                                Class A         Class B         Class M
(inception date)               (7/21/89)       (7/15/93)       (7/3/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year                       7.97%   2.79%   7.27%   2.27%   7.64%   4.11%
------------------------------------------------------------------------------
5 years                     40.03   33.44   34.89   32.89   37.86   33.42
Annual average               6.97    5.94    6.17    5.85    6.63    5.94
------------------------------------------------------------------------------
Life of fund                81.04   72.53   69.93   69.93   75.46   69.80
Annual average               7.76    7.11    6.91    6.91    7.34    6.90
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Please see the first page of the performance section for the method of performance calculation.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.


Report of independent accountants

To the Trustees and Shareholders of
Putnam Pennsylvania Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Pennsylvania Tax Exempt Income Fund (the "fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
July 10, 1997




Portfolio of investments owned
May 31, 1997

Key to Abbreviations
AMBAC      -- AMBAC Indemnity Corporation
BIGI       -- Bond Investors Guaranty Insurance
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FHA Insd.  -- Federal Housing Administration Insured
FSA        -- Financial Security Assurance
G.O. Bonds -- General Obligation Bonds
IFB        -- Inverse Floating Rate Bonds
MBIA       -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (97.9%) *
PRINCIPAL AMOUNT                                                              RATINGS**                VALUE

Pennsylvania (86.2%)
------------------------------------------------------------------------------------------------------------
     $1,000,000  Allegheny Cnty., Arpt. Rev. Bonds
                   (Pittsburgh Intl. Arpt.),
                   Ser. C, MBIA, 8 1/4s, 1/1/16                                Aaa                $1,041,420
      5,000,000  Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
                   (Robert Morris College), Ser. A, 6 1/4s, 2/15/26            Baa                 5,025,000
                 Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
        540,000    (Southwestern Arpt. Cargo Fac.),
                   8 3/4s, 2/15/09                                             BB/P                  566,325
      1,910,000    (Med. Ctr.), FHA Insd., 6 3/4s, 2/1/26                      Aaa                 2,010,275
      4,305,000    (Environmental Impt. - USX Corp.),
                   6s, 1/15/14                                                 Baa                 4,353,431
      5,500,000  Allentown, Hosp. Auth. Rev. Bonds
                   (Sacred Heart Hosp.), Ser. A, 6 3/4s, 11/15/14              BBB                 5,685,625
      1,500,000  Blair Cnty., Hosp. Auth. Rev. Bonds
                   (Altoona Hosp.), AMBAC, 6 1/2s, 7/1/22                      Aaa                 1,590,000
                 Cambria Cnty., Indl. Dev. Auth. Res. Recvy.
                   Rev. Bonds
        400,000    Ser. F2, 7 3/4s, 9/1/19                                     A                     406,888
      1,100,000    (Cambria Cogen.), Ser. F1, 7 3/4s, 9/1/19                   A                   1,118,942
        825,000  College Township, Indl. Dev. Auth. 1st Mtge.
                   Hlth. Fac. Rev. Bonds (Nittany Valley Rehab.
                   Hosp.), 7 5/8s, 11/1/07                                     BB/P                  893,063
      2,470,000  Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                   (Northwest Med. Ctr.), 8 5/8s, 10/15/13                     BBB                 2,837,413
      1,000,000  Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
                   (Dauphin Cons. Wtr. Supply),
                   Ser. A, 6.9s, 6/1/24                                        A                   1,160,000
      1,000,000  Delaware Cnty., Hosp. Auth. Rev. Bonds
                   (Crozer-Chester Med. Ctr.),
                   MBIA, 7 1/2s, 12/15/20                                      Aaa                 1,115,000
      4,000,000  Delaware Cnty., Indl. Dev. Auth. Res. Recvy.
                   Rev. Bonds, Ser. A, 8.1s, 7/1/13                            A                   4,055,000
      4,100,000  Doylestown, Hosp. Auth. Rev. Bonds
                   (Doylestown Hosp. Pine Run),
                   Ser. A, 7.2s, 7/1/23                                        BBB/P               4,248,625
      3,000,000  Emmaus, Gen. Auth. Rev. Bonds
                   (Local Govt. Bond Pool), Ser. A,
                   BIGI, 8.15s, 5/15/18 #                                      Aaa                 3,138,750
      5,300,000  Erie, City School Dist. G.O. Bonds,
                   Ser. B, MBIA, zero%, 9/1/05                                 Aaa                 3,531,125
                 Erie, Higher Ed. Bldg. Auth. College Rev. Bonds
      1,150,000    (Mercyhurst College), 7.85s, 9/15/19                        AAA                 1,237,688
      2,000,000    (Gannon U.), Ser. D, 5.85s, 6/1/15                          Baa                 1,947,500
      1,000,000    (Mercyhurst College), Ser. A, 5 3/4s, 3/15/13               BBB                   981,250
      1,860,000    (Mercyhurst College), Ser. B, 5 3/4s, 3/15/13               BBB                 1,825,125
      5,865,000    (Mercyhurst College), Ser. A, 5 3/4s, 3/15/20               BBB                 5,659,725
      3,500,000  Erie, Wtr. Auth. Rev. Bonds, 7 1/8s, 12/1/11                  AAA/P               3,858,750
                 Erie-Western PA Port Auth. Gen. Rev. Bonds
        750,000    8 5/8s, 6/15/10                                             BBB/P                 826,875
        915,000    6 7/8s, 6/15/16                                             BBB/P                 935,588
      2,000,000  Exeter Township, Swr. Auth. Rev. Bonds,
                   MBIA, 6.2s, 7/15/22                                         Aaa                 2,060,000
      1,130,000  Greene Cnty., Hosp. Auth. Rev. Bonds
                   (Greene Cnty. Memorial Hosp.), 6 1/2s, 1/1/02               BBB/P               1,132,441
      3,500,000  Harrisburg, Auth. Lease Rev. Bonds
                   (Greene Cnty. Prison), FSA, 6 1/4s, 6/1/10                  Aaa                 3,718,750
      2,350,000  Hazleton, Hlth. Svcs. Auth. Rev. Bonds
                   (St. Joseph Med. Ctr.), 6.2s, 7/1/26                        Baa                 2,320,625
      2,200,000  Lebanon Cnty., Good Samaritan Hosp. Auth.
                   Rev. Bonds, Ser. B, 8 1/4s, 11/1/18                         AAA/P               2,431,000
      1,000,000  Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
                   (Muhlenberg Hosp.), Ser. A, 8.1s, 7/15/10                   A                   1,055,000
      5,050,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                   (PA Pwr. & Lt. Co.), 8.312s, 9/1/29
                   (acquired 6/20/95, cost $5,572,473) [DBL. DAGGER]           Aaa                 5,542,375
      3,575,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control
                   Rev. Bonds (PA Pwr. & Lt. Co.),
                   Ser. B, MBIA, 6.4s, 9/1/29                                  Aaa                 3,785,031
      2,000,000  Luzerne Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Gas & Wtr. Co.), Ser. B, 7 1/8s, 12/1/22                   A                   2,130,000
      2,305,000  McKeesport, Hosp. Auth. Rev. Bonds
                   (McKeesport Hosp.), 6 1/4s, 7/1/03                          Baa                 2,382,794
      2,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                   Hosp. IFB (Abington Hosp.), Ser. A,
                   AMBAC, 9.145s, 6/1/11                                       Aaa                 2,260,000
                 Montgomery Cnty., Higher Ed. & Hlth. Auth.
                   Hosp. Rev. Bonds
      1,305,000    (United Hosp. Inc. - St. Christopher),
                   8 1/4s, 11/1/03                                             AAA                 1,353,624
      1,000,000    (UTD Hosp.), Ser. B, 7 1/2s, 11/1/12                        AAA/P               1,070,000
      3,000,000    (Sacred Heart Hosp. Norristown),
                   Ser. A, BIGI, 6.8s, 2/1/13                                  Aaa                 3,052,500
      3,000,000  New Morgan, Indl. Dev. Auth. Solid Waste
                   Disp. Rev. Bonds (New Morgan Landfill Co., Inc.),
                   6 1/2s, 4/1/19                                              A                   3,123,750
      2,000,000  Northeastern PA Hosp. & Ed. Auth. College
                   Rev. Bonds (Kings College), Ser. B, 6s, 7/15/11             BBB                 1,992,500
      5,000,000  PA Convention Ctr. Auth. Rev. Bonds,
                   Ser. A, 6 3/4s, 9/1/19                                      Baa                 5,343,750
                 PA Econ. Dev. Fin. Auth. Rev. Bonds
      4,000,000    (MacMillan Ltd. Partnership), 7.6s, 12/1/20                 Baa                 4,480,000
      2,300,000    (Northampton Generating), Ser. A, 6.6s, 1/1/19              BB/P                2,285,625
      2,000,000    (Northampton Generating), Ser. A, 6 1/2s, 1/1/13            BB/P                1,980,000
                 PA Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
        385,000    Ser. U, 7.8s, 10/1/20                                       Aa                    405,694
        260,000    Ser. 29, 7 3/8s, 10/1/16                                    Aa                    274,950
      1,655,000    Ser. 33, 6.9s, 4/1/17                                       Aa                  1,731,544
      7,830,000  PA State COP, Ser. A, AMBAC, 5s, 7/1/15                       Aaa                 7,252,538
                 PA State Econ. Dev. Fin. Auth. Res. Recvy.
                   Rev. Bonds (Colver), Ser. D
      2,000,000    7.15s, 12/1/18                                              BBB                 2,112,500
      1,000,000    7 1/8s, 12/1/15                                             BBB                 1,058,750
      2,500,000  PA State Econ. Indl. Dev. Auth. Rev. Bonds,
                   AMBAC, 5.8s, 1/1/09                                         Aaa                 2,625,000
                 PA State G.O. Bonds, Ser. 1
      3,515,000    FGIC, 5 3/8s, 5/15/13                                       Aaa                 3,515,000
      2,000,000    AMBAC, 5 1/8s, 3/15/16                                      Aaa                 1,905,000
                 PA State Higher Ed. Assistance Agcy. IFB, Ser. B
      3,850,000    AMBAC, 7.905s, 3/1/22                                       Aaa                 3,869,250
      2,400,000    MBIA, 10.828s, 3/1/20                                       Aaa                 2,685,000
                 PA State Higher Ed. Fac. Auth. College &
                   U. Rev. Bonds
      2,500,000    (Duquesne U.), Ser. C, MBIA, 6 3/4s, 4/1/20                 Aaa                 2,640,625
      2,600,000    (Allegheny College), Ser. B, 6 1/8s, 11/1/13                BBB                 2,626,000
                 PA State Higher Ed. Fac. Auth. Rev. Bonds
                   (Med. College), Ser. A
      1,300,000    8 3/8s, 3/1/11                                              AAA                 1,413,750
      3,000,000    7 3/8s, 3/1/21                                              AAA                 3,330,000
      4,000,000  Philadelphia, Gas Works IFB, FSA, 5.724s,
                   8/1/21 (acquired 1/24/94, cost $3,747,680) [DBL. DAGGER]    Aaa                 3,450,000
      1,225,000  Philadelphia, Gas Works Rev. Bonds,
                   Ser. 13, 7.7s, 6/15/21                                      Aaa                 1,387,313
                 Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                   Rev. Bonds
      3,390,000    (Graduate Hlth. Syst.), 7 1/4s, 7/1/18                      BBB                 3,559,500
      1,000,000    (Graduate Hlth. Syst.), 6 5/8s, 7/1/21                      BBB                 1,002,500
      4,600,000    (Jeanes Hlth. Syst.), 6.6s, 7/1/10                          Baa                 4,858,750
      2,000,000    (Graduate Hlth. Syst.), Ser. A, AMBAC,
                   6 1/4s, 7/1/13                                              BBB                 1,965,000
      5,150,000  Philadelphia, Indl. Dev. Auth. Rev. Bonds
                   (Gallery II Garage), 6.4s, 2/15/13                          BBB/P               5,207,938
                 Philadelphia, Muni. Auth. Rev. Bonds
      3,130,000    FGIC, 7.8s, 4/1/18                                          Aaa                 3,407,788
        320,000    Prerefunded, FGIC, 7.8s, 4/1/18                             Aaa                   336,259
      1,000,000    Ser. B, FGIC, 7 1/8s, 11/15/18                              Aaa                 1,120,000
      2,000,000  Philadelphia, School Dist. G.O. Bonds,
                   Ser. A, AMBAC, 6 1/4s, 9/1/09                               Aaa                 2,172,500
      3,250,000  Philadelphia, Wtr. & Swr. Rev. Bonds,
                   Ser. 16, FSA, 7s, 8/1/21                                    Aaa                 3,603,438
                 Philadelphia, Wtr. & Wastewater Rev. Bonds
      5,250,000    MBIA, 6 1/4s, 8/1/08                                        Aaa                 5,761,875
      5,005,000    MBIA, 5s, 6/15/18                                           Aaa                 4,560,806
      3,000,000    FSA, 5s, 6/15/16                                            Aaa                 2,763,750
      1,950,000    FGIC, 5s, 6/15/12                                           Aaa                 1,850,063
      5,705,000  Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds,
                   Ser. A, FGIC, 6 1/2s, 9/1/13                                Aaa                 6,396,731
      1,000,000  Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                   Ser. A, FGIC, 7 1/8s, 6/1/13                                Aaa                 1,102,500
      3,000,000  Scranton-Lackawanna, Hlth. & Welfare Auth.
                   Rev. Bonds (Moses Taylor Hosp.),
                   Ser. B, 8 1/2s, 7/1/20                                      BBB                 3,345,000
      1,000,000  Smithfield, Swr. Auth. Gtd. Rev. Bonds,
                   8 5/8s, 1/15/11                                             Aaa                 1,133,750
      2,470,000  Trafford, School Dist. Rev. Bonds, MBIA,
                   6.6s, 5/1/08                                                Aaa                 2,732,438
      3,800,000  U. of Pittsburgh, Cmnwlth. of Higher Ed. Rev.
                   Bonds (U. Cap. Impt.), FGIC, 5 1/8s, 6/1/22                 Aaa                 3,529,250
        500,000  Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                   Rev. Bonds (AHF/Central States Inc.),
                   10 1/4s, 11/1/19                                            B/P                   501,250
      3,000,000  Wilkes-Barre, School Dist. Rev. Bonds, FGIC,
                   6 3/8s, 4/1/15                                              Aaa                 3,202,500
      1,800,000  Wilkins Area, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                   (Fairview Extended Care), Ser. A, 10 1/4s, 1/1/21           BB/P                2,034,000
      1,030,000  York Cnty., Hosp. Auth. Rev. Bonds (Hlth. Ctr.
                   Village at Sprenkle Drive), Ser. A, 7 3/4s, 4/1/21          AAA/P               1,181,925
      1,665,000  York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac.
                   Rev. Bonds (Rehabilitation Hosp. of York),
                   7 1/2s, 9/1/07                                              BB/P                1,748,250
                 York Cnty., Solid Waste & Refuse Auth. Indl. Dev.
                   Rev. Bonds (Resource Recvy.)
        650,000    Ser. A, 8.2s, 12/1/14                                       AA                    680,570
        890,000    Ser. C, 8.2s, 12/1/14                                       AA                    931,857
        300,000    Ser. B, 8.1s, 12/1/07                                       AA                    313,104
                                                                                              --------------
                                                                                                 226,835,354

Puerto Rico (11.2%)
------------------------------------------------------------------------------------------------------------
      6,000,000  Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
                   Ser. W, MBIA, 6 1/2s, 7/1/05                                Aaa                 6,705,000
      4,000,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6 1/2s, 7/1/10              Aaa                 4,530,000
                 Cmnwlth. of PR, Hwy. Auth. Rev. Bonds
        200,000    Ser. P, 8 1/8s, 7/1/13                                      Aaa                   212,572
        250,000    Ser. O, 8s, 7/1/05                                          Aaa                   265,390
        900,000    Ser. Q, 7 3/4s, 7/1/16                                      Aaa                 1,003,500
      2,500,000    Ser. Q, 7 3/4s, 7/1/10                                      Aaa                 2,787,500
                 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
      3,500,000    Ser. T, 6 5/8s, 7/1/12                                      A                   3,863,125
      3,000,000    Ser. Y, 6 1/4s, 7/1/14                                      A                   3,251,250
        200,000  Cmnwlth. of PR, IFB, MBIA, 7.733s, 7/1/08                     Aaa                   217,250
                 Cmnwlth. of PR, Impt. G.O. Bonds
        450,000    Ser. A, 7 3/4s, 7/1/17                                      AAA                   488,250
        200,000    Ser. A, 7 3/4s, 7/1/13                                      AAA                   211,792
      2,150,000    7.7s, 7/1/20                                                AAA                 2,394,556
      1,600,000  Cmnwlth. of PR, Rev. Bonds, MBIA, 5.642s, 7/1/08              Aaa                 1,664,000
        575,000  Cmnwlth. of PR, Urban Renewal & Hsg. Corp.
                   G.O. Bonds (Cmnwlth. Appropriation),
                   7 7/8s, 10/1/04                                             Baa                   622,438
      1,200,000  Cmnwlthh. of PR, Pub. Bldgs. Auth., Gtd. Edl. &
                   Hlth. Fac. Rev. Bonds, Ser. H, 7 7/8s, 7/1/16               Aaa                 1,227,660
                                                                                              --------------
                                                                                                  29,444,283
Washington (0.5%)
------------------------------------------------------------------------------------------------------------
    $ 1,930,000  Thurston Cnty., School Dist. G.O. Bonds,
                   Ser. B, FGIC, zero%, 12/1/05                                Aaa              $  1,244,850
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $249,032,065) ***                                      $257,524,487
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $263,100,180.

**  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
    May 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
    While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1997.
    Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the
    Report of independent accountants.

*** The aggregate identified cost on a tax basis is $249,032,065, resulting in gross unrealized appreciation and depreciation of $9,819,698 and $1,327,276, respectively, or net unrealized appreciation of $8,492,422.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 1997 was $8,992,375 or 3.4% of net assets.

#   A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1997.

The rates shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 1997.

The fund had the following industry group concentrations greater than 10% at May 31, 1997 (as a percentage of net assets):

                    Healthcare          19.6%
                    Education           19.2
                    Water and Sewer     13.4

The fund had the following insurance concentration greater than 10% at May 31, 1997 (as a percentage of net assets):

                    MBIA                16.4%


----------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1997

                                             Aggregate Face   Expiration     Unrealized
                                Total Value       Value          Date       Depreciation
----------------------------------------------------------------------------------------
Municipal Index Future
  (Short)                     $ 11,700,000    $ 11,192,998     Jun-97         $ (507,002)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $249,032,065) (Note 1)                                                $257,524,487
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       5,213,364
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      364,507
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            3,071,225
---------------------------------------------------------------------------------------------------
Total assets                                                                            266,173,583

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                          1,063,721
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 31,250
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       185,566
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          1,011,433
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  169,417
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                395,247
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   44,692
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 5,910
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,179
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      117,453
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       47,535
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         3,073,403
---------------------------------------------------------------------------------------------------
Net Assets                                                                             $263,100,180

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $254,216,697
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                164,364
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
(Note 1)                                                                                    733,699
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                7,985,420
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $263,100,180

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($185,041,126 divided by 20,085,543 shares)                                                   $9.21
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.21)*                                        $9.67
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($77,398,899 divided by 8,411,948 shares)+                                                    $9.20
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($660,155 divided by 71,590 shares)                                                           $9.22
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.22)**                                       $9.53
---------------------------------------------------------------------------------------------------

*  On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
+  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1997

Tax exempt interest income                                                             $16,324,517
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,554,372
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             283,851
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           16,759
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,084
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      371,011
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      616,891
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        2,838
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     31,250
--------------------------------------------------------------------------------------------------
Registration fees                                                                            3,682
--------------------------------------------------------------------------------------------------
Auditing                                                                                    23,764
--------------------------------------------------------------------------------------------------
Legal                                                                                       23,950
--------------------------------------------------------------------------------------------------
Postage                                                                                     27,567
--------------------------------------------------------------------------------------------------
Other                                                                                       41,192
--------------------------------------------------------------------------------------------------
Total expenses                                                                           3,004,211
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (163,410)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,840,801
--------------------------------------------------------------------------------------------------
Net investment income                                                                   13,483,716
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         1,228,011
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                             84,913
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                   4,514,137
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  5,827,061
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $19,310,777
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                              Year ended May 31
                                                                                      --------------------------------
                                                                                           1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $13,483,716        $12,597,727
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          1,312,924          2,785,836
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                                 4,514,137         (7,165,681)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     19,310,777          8,217,882
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (9,994,717)       (10,000,537)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (3,430,844)        (2,682,096)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (28,680)            (5,299)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                              (1,561,648)                --
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                (622,187)                --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                  (5,824)                --
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                        10,310,292         30,556,384
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             13,977,169         26,086,334

Net Assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       249,123,011        223,036,677
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $164,364 and $13,925, respectively)                                          $263,100,180       $249,123,011
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Three months
Per-share                                                            ended
operating performance                 Year ended May 31              May 31                  Year ended February 28
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995 ++          1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                $9.08            $9.24            $8.98            $9.39            $9.40            $8.76
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .50              .51              .13              .53              .54              .57 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .20             (.16)             .26             (.40)             .01              .65
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .70              .35              .39              .13              .55             1.22
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.49)            (.51)            (.13)            (.53)            (.54)            (.57)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.08)              --               --             (.01)            (.02)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.57)            (.51)            (.13)            (.54)            (.56)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.21            $9.08            $9.24            $8.98            $9.39            $9.40
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)           7.94             3.82             4.39 *           1.60             5.93            14.34
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $185,041         $183,117         $178,785         $171,568         $171,757         $144,374
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .98              .98              .21 *            .92              .91              .72 (a)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           5.39             5.46             1.44 *           5.94             5.36             6.31 (a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             38.10            41.40             4.15 *          26.09            15.65            12.26
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Reflects an expense limitation. As a result, net investment income for the year ended February 28, 1993, reflects expense reductions of approximately $0.01 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------------------

                                                                        Three months                     For the period
Per-share                                                                  ended          Year ended      July 15, 1993+
operating performance                       Year ended May 31              May 31         February 28      to Feb. 28
-------------------------------------------------------------------------------------------------------------------------
                                          1997             1996             1995 ++          1995             1994
-------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                      $9.07            $9.23            $8.97            $9.38            $9.48
-------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income                      .44              .44              .11              .47              .28
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .20             (.15)             .27             (.40)            (.08)
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .64              .29              .38              .07              .20
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.43)            (.45)            (.12)            (.47)            (.28)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            (.08)              --               --             (.01)            (.02)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.51)            (.45)            (.12)            (.48)            (.30)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $9.20            $9.07            $9.23            $8.97            $9.38
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                 7.24             3.14             4.23 *           0.93             2.18 *
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $77,399          $65,669          $44,252          $36,670          $12,633
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.63             1.62              .38 *           1.57             1.00 *
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 4.73             4.78             1.26 *           5.23             2.90 *
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   38.10            41.40             4.15 *          26.09            15.65
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Reflects an expense limitation. As a result, net investment income for the year ended February 28, 1993, reflects expense reductions of approximately $0.01 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2)



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                            Year ended     July 3, 1995+
operating performance                                                                                  May 31        to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                                                                                    $9.09            $9.10
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    .47              .44
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                               .21             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                    .68              .43
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.47)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                          (.08)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.55)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                          $9.22            $9.09
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                                                               7.61             4.70 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                          $660             $337
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                               1.28             1.13 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                               5.04             4.49 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                 38.10            41.40
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Reflects an expense limitation. As a result, net investment income for the year ended February 28, 1993, reflects expense reductions of approximately $0.01 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2)




Notes to financial statements
May 31, 1997

Note 1
Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of Pennsylvania tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on certain futures contracts and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1997, the fund reclassified $120,964 to increase undistributed net investment income and $21,751 to decrease paid-in-capital, with a decrease to accumulated net realized gain on investments of $99,213. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion, and 0.330% thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

As part of the custodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At May 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC, a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1997, fund expenses were reduced by $163,410 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $470 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $33,135 and $552 from the sale of class A and class M shares, respectively and $178,614 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $18 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $103,513,622 and $91,732,743, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class A                             Shares            Amount
------------------------------------------------------------
Shares sold                       4,107,338      $37,745,941
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    759,897        6,990,804
------------------------------------------------------------
                                  4,867,235       44,736,745

Shares
repurchased                      (4,950,826)     (45,476,572)
------------------------------------------------------------
Net decrease                        (83,591)       $(739,827)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1996
------------------------------------------------------------
Class A                             Shares            Amount
------------------------------------------------------------
Shares sold                       4,774,300      $44,144,625
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    620,989        5,742,412
------------------------------------------------------------
                                  5,395,289       49,887,037

Shares
repurchased                      (4,579,112)     (42,322,606)
------------------------------------------------------------
Net increase                        816,177       $7,564,431
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,930,926      $17,732,021
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    275,149        2,528,179
------------------------------------------------------------
                                  2,206,075       20,260,200

Shares
repurchased                      (1,036,459)      (9,529,313)
------------------------------------------------------------
Net increase                      1,169,616      $10,730,887
------------------------------------------------------------

                                           Year ended
                                           May 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,812,059      $26,012,566
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    169,396        1,565,233
------------------------------------------------------------
                                  2,981,455       27,577,799

Shares
repurchased                        (534,787)      (4,928,924)
------------------------------------------------------------
Net increase                      2,446,668      $22,648,875
------------------------------------------------------------

                                          Year ended
                                         May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          50,639         $467,269
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                      3,564           32,823
------------------------------------------------------------
                                     54,203          500,092

Shares
repurchased                         (19,702)        (180,860)
------------------------------------------------------------
Net increase                         34,501         $319,232
------------------------------------------------------------

                                         For the period
                                          July 3, 1995
                                   (commencement of operations)
                                        to May 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          41,822         $387,066
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        477            4,415
------------------------------------------------------------
                                     42,299          391,481

Shares
repurchased                          (5,210)         (48,403)
------------------------------------------------------------
Net increase                         37,089         $343,078
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 99.15% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Fund hereby designates $0.0650 per share (or if different, the amount necessary to offset net capital gain earned by the Fund) for all classes of shares as capital gain dividends for its taxable year ended May 31, 1997.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109



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34409-047/226/2AE          7/97